SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.


                                   FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 of 15(d) of the
                       Securities Exchange Act of 1934


                                 May 30th, 2000

               Date of Report (date of earliest event reported)


                          CAPTAIN'S MANAGEMENT CORP.
            Exact name of Registrant as Specified in its Charter


	Nevada			                       	0-29161		               	88-0448017
---------------------				--------------------------	-----------------------
State or Other Jurisdiction			 Commission File                 IRS
Of Incorportion                    Number             Employer Identification
                                          			                 Number


       			     468 North Camden Avenue, Beverly Hills, CA 90210 Address of Principal Executive Offices, Including Zip Code


                               (310) 858-5596
              Registrant's Telephone Number, Including Area Code




Item 5. Other Events.

On May 30th, 2000, Captain's Management Corp. formed a wholly owned subsidiary named Kiosk Solutions and Management, Inc. Mr. David Lott currently serves as sole officer and director. Captains currently owns 100 shares of Kiosk whish represents 100% of Kiosk's outstanding stock. (See attached Articles and Bylaws for Kiosk, exhibits 2.1 and 2.2).

Item 7.   Financial Statements and Exhibits.

Exhibits

2.1 Articles of Incorporation
2.2 Bylaws.

SIGNATURES

 	Pursuant to the requirements of the Securities Exchange Act  of  1934,  the
Registrant has duly caused this Report to be signed  on  its  behalf  by  the undersigned, herunto duly authorized.

CAPTAIN'S MANAGEMENT CORP.

Dated: August 23rd, 2000

By:/s/___________________________________________
  	Jimmy H. Jin